HSBC Exhibit 10.5

The Directors

Warwick International Group Limited

Mostyn

Holywell

Flintshire

CH8 9HE

The Directors

Sequa Corporation

200 Park Avenue

New York

New York

10166

USA

31 March 2005

Dear Sirs

HSBC Bank plc ('the bank') is pleased to advise that it is willing to continue to make available to Warwick International Group Limited (registered in England with number 2982784) and Sequa Corporation (registered in the state of Delaware USA with number 13-1885030) ("Sequa") banking facilities, subject to the terms and conditions set out in the Facility Letter dated 24 January 2005, save as revised below:
1	The Security Schedule shall be amended to read as follows

Paragraph (j) relating to cash deposited with HSBC Bank Plc and Barclays Bank Plc is deleted.

2	Additional Matters

Paragraph 4 relating to the amounts of cash collateral to be held with both HSBC Bank Plc and Barclays Bank Plc is deleted.

Without prejudice to the terms and conditions of the Facility Letter (as amended), the Facilities are due for review in August 2005.

HSBC Bank plc

Leeds City Branch, 33 Park Row, Leeds, Yorkshire LS1 1LD

Tel: 08457 404 404 Fax: 0113 296 2166

Registered in England number 14259. Registered Office: 8 Canada Square, London E14 5HQ

Authorised and regulated by the Financial Services Authority.

Member of the HSBC Bank marketing group. We sell life insurance, pensions and collective investment schemes and advise only on our own range of these products.

HSBC

To accept the revised terms and conditions relating to the Facilities as set out in this letter please arrange for the enclosed copy to be signed and returned.

Yours faithfully

/s/: SHARON THEAKER

Sharon Theaker

Corporate Banking Manager

For and on behalf of HSBC Bank plc

HSBC

ACCEPTANCE

We Warwick International Group Limited and Sequa Corporation accept the revised terms and conditions relating to the Facilities as set out in the attached letter dated 31 March 2005.

Date:  March 31, 2005

Director: /s/ Steve Williams

Secretary: /s/ Simon J. Watt-Smith

(Signed for and on behalf of Warwick International Group Limited, pursuant to a Resolution of the Board of Directors passed on March 31, 2005).

Date:  March 31, 2005

Vice President and Treasurer  /s/ Kenneth A. Drucker

(Signed for and on behalf of Sequa Corporation pursuant to a Resolution of the Board of Directors passed on 28 October 2004).